UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22608

Virtus Global Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive all future shareholder reports in paper free of charge. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-866-270-7788 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured No Bank Guarantee May Lose Value	November 30, 2018

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Board of Trustees (the “Board”, or the “Trustees”) of the Virtus Global Multi-Sector Income Fund (“the Fund”) adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution rate of $0.126 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.

If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in Section 19(a) notices of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Fund is available through the closed-end fund section on the web at www.Virtus.com. Section 19(a) notices are posted on the website at: https://www.virtus.com/our-products/closed-end-fund-details/VGI.

MESSAGE TO SHAREHOLDERS

Dear Virtus Global Multi-Sector Income Fund Shareholder:

Enclosed is the annual report for the Virtus Global Multi-Sector Income Fund (VGI), which discusses performance for the 12-month period ended November 30, 2018. This report contains commentary from the portfolio management team at Newfleet Asset Management on how the fixed income markets and the fund performed during the period.

The report also includes commentary from the portfolio management team at Rampart Investment Management on the impact of the options overlay strategy on fund performance. In October, Rampart was appointed a subadviser to manage the options overlay strategy, and its Chief Investment Officer, Warun Kumar, who previously managed the strategy through Newfleet, was added as a portfolio manager.

During the period, the fund’s net asset value (NAV) decreased 12.34%, including $1.6920 in reinvested distributions, and its market price decreased 27.29%. For the same period, the fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index, decreased 2.82%, including reinvested dividends.

The fund’s underperformance relative to its benchmark was reflective of the dramatic shifts in financial markets during 2018 and the impact of the options overlay strategy, which lost 7.08% (excluding expenses) for the 12-month period. As discussed in the accompanying commentary, the highly unusual, sharp market swings early in 2018, and again later in the year, proved unprofitable for a series of the fund’s short-dated options overlay trades. On balance, we continue to believe the options overlay strategy provides benefits to the fund over time when market volatility is more consistently in line with historical long-term levels.

On behalf of Newfleet Asset Management and Virtus Investment Partners, I thank all of our shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chief Executive Officer, and Trustee

Virtus Global Multi-Sector Income Fund

January 2019

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above. Any market index referenced herein is unmanaged; its returns do not reflect any fees, expenses, or sales charges; and is not available for direct investment.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

NOVEMBER 30, 2018

About the Fund:

Virtus Global Multi-Sector Income Fund’s (NYSE: VGI) (the “Fund”) investment objective is to maximize current income while preserving capital. The Fund seeks to achieve its investment objective by applying an approach, and extensive credit research, to capitalize on opportunities across undervalued areas of the global bond market. There is no guarantee that the Fund will achieve its investment objective.

The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of November 30, 2018, the Fund’s leverage consisted of $59 million of borrowings made pursuant to a line of credit, which represented approximately 28% of the Fund’s total assets.

Portfolio Review – Newfleet Asset Management LLC (Newfleet)

Newfleet’s multi-sector fixed income strategies team manages the Fund, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. The following commentary is provided by the respective portfolio teams at Newfleet and covers the Fund’s fixed income portfolio for the fiscal year ended November 30, 2018.

How did global fixed income markets perform during the Fund’s fiscal year ended November 30, 2018?

Performance of spread sectors was mixed during the fiscal year, with shorter duration sectors, led by corporate high yield and high yield bank loans, outperforming their longer duration counterparts. Within spread sectors, assets with longer duration underperformed on a total return basis, as yields rose and bond prices fell. Non-U.S. dollar-denominated securities and emerging markets high yield were the largest underperformers during the period.

The 12-month period presented multiple challenges, including several bouts of elevated volatility. Market participants continued to wrestle with periods of instability caused by geopolitical developments, trade rhetoric, mixed global economic signals, and the evolution of the various quantitative easing (QE) programs that began after the now decade-old financial crisis. During the period, oil prices continued their ascent, driven higher by the outlook for supply/demand dynamics, until peaking in early October. They then quickly declined, ending the period at a one-year low that reflected the risk-averse tone of the market, as well as increasing concerns related to global growth. U.S. economic data stayed on a positive trend, which contrasted with other global economies.

As anticipated, the Federal Reserve (the Fed) raised its target rate 0.25% on four separate occasions during the 12 months to a range of 2.00% to 2.25%.

Over the last 12 months, yields increased overall, but more so for shorter maturity bonds than for longer term securities.

What factors affected the Fund’s performance during its fiscal year?

For the fiscal year ended November 30, 2018, the fixed income portfolio returned -4.43% (excluding fees), while the benchmark Bloomberg Barclays Global Aggregate Bond Index returned -2.82%.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2018

Among fixed income sectors, the Fund’s allocations to bank loans, asset-backed securities, and corporate high yield were the largest positive contributors to performance for the fiscal year.

During the fiscal year, the Fund’s allocations to emerging markets high yield, yankee high quality, and non-U.S. dollar-denominated securities were the largest detractors from performance.

Manager Comments – Rampart Investment Management Company, LLC (Rampart)

On October 15, 2018, Rampart was appointed as a subadviser to manage the Fund’s existing options overlay strategy, and its Chief Investment Officer, Warun Kumar, who previously managed the Fund’s options overlay strategy through Newfleet, was added as a portfolio manager. The options overlay strategy seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary is provided by the respective portfolio management team at Rampart and it covers the fiscal year ended November 30, 2018.

How did the options overlay strategy perform for the Fund during the fiscal year ended November 30, 2018?

The options overlay strategy experienced its most challenging environment since inception, losing 7.08% (excluding fees) over the period. This represented an abrupt turnaround from prior years, in which the overlay proved to be a reliable source of income for the Fund. The negative performance was driven by a discontinuous series of significant market moves, which likely represented a shift in both the risk appetite, and the risk expectations, of U.S. large cap equity investors.

The cracks in the market started to show early in 2018. The first sign that something was awry was the feverish January rally. It was the strongest January in nearly two decades, and the magnitude of the upward move was completely out of character with the methodical, upward grind that that had been typical of the bull market over the prior year.

This relentless upward pressure was followed by a brutal drawdown at the beginning of February 2018. Over the course of only nine trading sessions, the S&P 500® Index declined more than 10%. In the context of the prevailing volatility environment (both realized volatility and implied volatility), this reversal was a “tail event” of a magnitude with almost no precedent.

The market experienced two more gap events, in late March and in early October. Each occurred as the market had been lulled into a sense of complacency. Anecdotally, we observed a hesitancy among market participants to embrace a new risk environment, and an expectation that the historically low volatility of 2017 had become the new normal for U.S. large cap stocks, albeit with occasional outlier events to keep traders on their toes.

As the year came to a close, though, it became clear that the market was in a higher risk state. Daily moves in excess of 1% – nearly unheard of in 2017 – had become normal and expected. The expectation of risk is an important component of success for the options overlay strategy. When investors’ and traders’ risk expectations are properly calibrated, the strategy tends to run smoothly. When expectations are misaligned with the market realities, as was the case during certain periods in 2018, the strategy has struggled and, in the future, may continue to struggle.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2018

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Options Overlay: The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss and, in periods of significant moves in the S&P 500® Index, has resulted and, in the future, may result in losses for investors.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Leveraged Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market price that is above or below the Fund’s NAV, which may increase the investor’s risk of loss.

Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the shares of the Fund is subject to loss of principal; shares may decrease in value.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)

NOVEMBER 30, 2018

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at November 30, 2018.

Asset Allocation

Corporate Bonds and Notes		49%
Financials	15%
Energy	10
Materials	6
All other Corporate Bonds and Notes	18
Foreign Government Securities		15
Leveraged Loans		13
Mortgaged-Backed Securities		9
Asset-Backed Securities		8
U.S. Government Securities		3
Other (includes short-term investments and written options)		3

Total		100%

Country Weightings

United States	56%
Mexico	5
Netherlands	4
Canada	3
Chile	2
Colombia	2
Turkey	2
Other	26

Total	100%

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

KEY INVESTMENT TERMS (Unaudited)

NOVEMBER 30, 2018

Bloomberg Barclays Global Aggregate Bond Index

The Bloomberg Barclays Global Aggregate Bond Index is a market-weighted index of global government, government-related agencies, corporate and securitized fixed income investments. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (“ETF”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.

London Interbank Offered Rate (“LIBOR”)

A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

Quantitative Easing (QE)

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—4.5%
U.S. Treasury Note
1.875%, 2/28/22	$550		$534
2.375%, 1/31/23	1,600		1,571
2.250%, 8/15/27	4,925		4,647
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $6,700)			6,752
MUNICIPAL BONDS—1.0%
California—0.5%
State of California Build America Bond Taxable 7.500%, 4/1/34	570		770

Illinois—0.5%
State of Illinois Build America Bond Taxable 6.900%, 3/1/35	700		733
TOTAL MUNICIPAL BONDS (Identified Cost $1,478)			1,503
FOREIGN GOVERNMENT SECURITIES—20.0%
Argentine Republic
6.875%, 1/26/27	1,425		1,148
Series NY, 8.280%, 12/31/33	512		433
Bermuda RegS 4.854%, 2/6/24(4)	346		358
Bolivarian Republic of Venezuela RegS 7.650%, 4/21/25(4)(10)	1,380		323
Dominican Republic
144A, 6.875%, 1/29/26(3)	155		160
144A, 6.000%, 7/19/28(3)	800		783
144A, 6.850%, 1/27/45(3)	800		766
Federal Republic of Nigeria
144A, 6.500%, 11/28/27(3)	455		397
144A, 7.625%, 11/28/47(3)	440		371
Federative Republic of Brazil
Notas do Tesouro Nacional Series F, 10.000%, 1/1/23	2,560	BRL	710
Notas do Tesouro Nacional Series F, 10.000%, 1/1/25	940	BRL	259

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Kingdom of Jordan 144A 5.750%, 1/31/27(3)	$1,085		$995
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	800		796
Papua New Guinea Republic 144A 8.375%, 10/4/28(3)	300		297
Provincia de Buenos Aires
144A, 9.125%, 3/16/24(3)	405		354
144A, 7.875%, 6/15/27(3)	1,165		900
Republic of Angola 144A 9.375%, 5/8/48(3)	370		358
Republic of Armenia 144A 7.150%, 3/26/25(3)	700		730
Republic of Chile 5.500%, 8/5/20	547,000	CLP	836
Republic of Colombia 4.375%, 3/21/23	1,588,000	COP	469
Republic of Costa Rica
RegS, 7.000%, 4/4/44(4)	1,000		869
144A, 7.000%, 4/4/44(3)	800		695
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	915		823
Republic of Ecuador 144A 8.875%, 10/23/27(3)	870		775
Republic of Indonesia
FR63, 5.625%, 5/15/23	7,482,000	IDR	481
144A, 8.500%, 10/12/35(3)	1,290		1,696
Republic of Philippines 9.500%, 2/2/30	1,220		1,767
Republic of South Africa
Series 2023, 7.750%, 2/28/23	10,000	ZAR	709
4.300%, 10/12/28	325		280
5.650%, 9/27/47	955		817
Republic of Turkey
6.250%, 9/26/22	780		756
7.375%, 2/5/25	420		414
4.875%, 10/9/26	1,630		1,372
6.000%, 3/25/27	505		453
4.875%, 4/16/43	935		655
Republic of Uruguay 5.100%, 6/18/50	500		471

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Russian Federation Series 6216 6.700%, 5/15/19	$78,125	RUB	$1,162
Sultanate of Oman
144A, 5.375%, 3/8/27(3)	1,240		1,140
144A, 5.625%, 1/17/28(3)	760		703
Ukraine
144A, 7.750%, 9/1/23(3)	785		714
144A, 7.750%, 9/1/26(3)	1,125		968
United Mexican States
Series M, 6.500%, 6/9/22	9,038	MXN	413
4.150%, 3/28/27	520		497
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $34,618)			30,073
MORTGAGE-BACKED SECURITIES—13.0%
Agency—2.9%
Federal National Mortgage Association
Pool #MA2471, 3.500%, 12/1/45	944		929
Pool #MA2959, 3.500%, 4/1/47(14)	1,522		1,497
Pool #AS9393, 4.000%, 4/1/47	395		398
Pool #MA3121, 4.000%, 9/1/47	1,520		1,530

			4,354

Non-Agency—10.1%
American Homes 4 Rent Trust 2014-SFR2, C 144A 4.705%, 10/17/36(3)	770		791
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, 2003-AR3, M4, (5.850% minus 1 month LIBOR) 3.378%, 6/25/33(2)	730		722
AMSR Trust 2016-SFR1, D 144A, (1 month LIBOR + 2.400%) 4.703%, 11/17/33(2)(3)	665		666

	PAR VALUE	VALUE
Non-Agency (continued)
Bayview Opportunity Master Fund IVa Trust 2016-SPL1, B1 144A, 4.250%, 4/28/55(3)	$540	$546
2017-SPL5, B1 144A, 4.000%, 6/28/57(2)(3)	130	131
Bayview Opportunity Master Fund IVb Trust 2016-SPL2, B1 144A 4.250%, 6/28/53(2)(3)	385	389
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(3)	425	424
CIT Home Equity Loan Trust 2003-1, A5 5.480%, 7/20/34	659	666
Ellington Financial Mortgage Trust 2018-1, A1FX 144A 4.140%, 10/25/58(2)(3)	316	316
GAHR Commercial Mortgage Trust 2015-NRF, CFX 144A 3.495%, 12/15/34(2)(3)	525	523
Galton Funding Mortgage Trust 2018-2, A41 144A 4.500%, 10/25/58(2)(3)	309	311
GSAA Home Equity Trust 2005-12, AF3W 4.999%, 9/25/35(2)	285	284
JPMorgan Chase Mortgage Trust 2014-5, B2 144A, 2.985%, 10/25/29(2)(3)	226	211
2016-1, M2 144A, 3.750%, 4/25/45(2)(3)	253	250
2016-2, M2 144A, 3.750%, 12/25/45(2)(3)	241	237
2017-5, A1 144A, 3.173%, 10/26/48(2)(3)	550	542
2018-8, A3 144A, 4.000%, 1/25/49(2)(3)	339	336
New Residential Mortgage Loan Trust 2016-4A, B1A 144A 4.500%, 11/25/56(2)(3)	528	537

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
Oak Hill Advisors Residential Loan Trust 2017-NPL2, A1 144A 3.000%, 7/25/57(3)	$1,099	$1,077
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(3)	520	516
Pretium Mortgage Credit Partners I LLC 2017-NPL5, A1 144A 3.327%, 12/30/32(2)(3)	183	181
Progress Residential Trust 2018-SFR2, B 144A 3.841%, 8/17/35(3)	530	526
Towd Point Mortgage Trust 2015-6, M1 144A, 3.750%, 4/25/55(2)(3)	275	271
2017-1, M1 144A, 3.750%, 10/25/56(2)(3)	265	256
2017-6, A2 144A, 3.000%, 10/25/57(2)(3)	260	243
2018-4, A1 144A, 3.000%, 6/25/58(2)(3)	773	744
2015-2, 1M1 144A, 3.250%, 11/25/60(2)(3)	1,665	1,598
Vericrest Opportunity Loan Trust LXXI LLC 2018-NPL7, A1A 144A 3.967%, 9/25/48(2)(3)	334	334
Verus Securitization Trust 2018-2, A1 144A, 3.677%, 6/1/58(2)(3)	408	406
2018-3, A1 144A, 4.108%, 10/25/58(2)(3)	518	515
VSD 2017-PLT1, A 3.600%, 12/25/43	64	64
Wells Fargo Commercial Mortgage Trust 2015-LC20, B 3.719%, 4/15/50	690	671

		15,284
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $19,955)		19,638

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—10.4%
Automobiles—5.8%
ACC Trust 2018-1, B 144A 4.820%, 5/20/21(3)	$470	$470
CarNow Auto Receivables Trust 2016-1A, D 144A 7.340%, 11/15/21(3)	640	648
Exeter Automobile Receivables Trust 2014-3A, D 144A, 5.690%, 4/15/21(3)	790	798
2018-4A, D 144A, 4.350%, 9/16/24(3)	640	642
Flagship Credit Auto Trust 2016-3, D 144A 3.890%, 11/15/22(3)	785	785
GLS Auto Receivables Trust 2017-1A, C 144A, 3.500%, 7/15/22(3)	790	783
2018-1A, B 144A, 3.520%, 8/15/23(3)	760	754
2018-3A, C 144A, 4.180%, 7/15/24(3)	845	845
Hertz Vehicle Financing II LP 2016-4A, A 144A 2.650%, 7/25/22(3)	790	768
Skopos Auto Receivables Trust 2018-1A, B 144A 3.930%, 5/16/22(3)	790	787
Tricolor Auto Securitization Trust 2018-2A, B 144A 4.760%, 2/15/22(3)	525	525
Veros Automobile Receivables Trust 2018-1. B 144A 4.050%, 2/15/24(3)	535	536
Westlake Automobile Receivables Trust 2018-2A, D 144A 4.000%, 1/16/24(3)	381	382

		8,723

Other—4.6%
Aqua Finance Trust 2017-A, A 144A 3.720%, 11/15/35(3)	581	569

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE		VALUE
Other (continued)
Arbys Funding LLC 2015-1A, A2 144A 4.969%, 10/30/45(3)	$664		$669
Conn’s Receivables Funding LLC 2017-B, B 144A 4.520%, 4/15/21(3)	655		657
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(3)	653		636
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(3)	355		350
Drug Royalty III LP 1 2016-1A, A 144A 3.979%, 4/15/27(3)	390		390
HOA Funding LLC 2014-1A, A2 144A 4.846%, 8/20/44(3)	727		719
Oportun Funding VIII LLC 2018-A, A 144A 3.610%, 3/8/24(3)	605		596
TGIF Funding LLC 2017-1A, A2 144A 6.202%, 4/30/47(3)	635		634
Upstart Securitization Trust 2018-1, B 144A 3.887%, 8/20/25(3)	475		473
Wendy’s Funding LLC 2015-1A, A2II 144A, 4.080%, 6/15/45(3)	761		763
2018-1A, A2I 144A, 3.573%, 3/15/48(3)	521		505

			6,961
TOTAL ASSET-BACKED SECURITIES (Identified Cost $15,744)			15,684
CORPORATE BONDS AND NOTES—68.4%
Communication Services—4.8%
Altice Luxembourg S.A. 144A 7.625%, 2/15/25(3)	590		478
America Movil SAB de C.V. 6.450%, 12/5/22	8,000	MXN	348
Axtel SAB de C.V. 144A 6.375%, 11/14/24(3)	600		555
Charter Communications Operating LLC 4.908%, 7/23/25	655		652

	PAR VALUE		VALUE
Communication Services (continued)
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(3)	$630		$552
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	585		584
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	520		346
DISH DBS Corp. 5.875%, 7/15/22	355		339
7.750%, 7/1/26	330		293
Frontier Communications Corp. 8.500%, 4/15/20	195		187
7.625%, 4/15/24	570		328
144A, 8.500%, 4/1/26(3)	175		159
Grupo Televisa SAB 4.625%, 1/30/26	525		512
7.250%, 5/14/43	8,000	MXN	253
iHeartCommunications, Inc. 9.000%, 12/15/19(10)	255		182
McGraw-Hill Global Education Holdings LLC 144A 7.875%, 5/15/24(3)	425		347
Meredith Corp. 144A 6.875%, 2/1/26(3)	315		322
Sprint Spectrum Co. LLC 144A 5.152%, 3/20/28(3)	485		481
Telenet Finance Luxembourg Notes S.a.r.l. 144A 5.500%, 3/1/28(3)	400		366

			7,284

Consumer Discretionary—4.4%
Beazer Homes USA, Inc. 6.750%, 3/15/25	195		172
5.875%, 10/15/27	375		307
Boyd Gaming Corp. 6.000%, 8/15/26	135		131
Bunge Ltd. Finance Corp. 4.350%, 3/15/24	575		568
Dollar Tree, Inc. 4.000%, 5/15/25	337		320
Downstream Development Authority of The Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(3)	140		141

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Eldorado Resorts, Inc. 144A 6.000%, 9/15/26(3)	$180	$174
Frontdoor, Inc. 144A 6.750%, 8/15/26(3)	415	400
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	495	515
GLP Capital LP 5.250%, 6/1/25	410	407
Graham Holdings Co. 144A 5.750%, 6/1/26(3)	650	658
Lear Corp. 3.800%, 9/15/27	600	540
Lennar Corp. 4.750%, 11/29/27	640	589
M/I Homes, Inc. 5.625%, 8/1/25	450	414
Neiman Marcus Group Ltd. 144A 8.000%, 10/15/21(3)	360	175
Vista Outdoor, Inc. 5.875%, 10/1/23	530	502
William Lyon Homes, Inc. 6.000%, 9/1/23	610	560

		6,573

Consumer Staples—1.1%
BAT Capital Corp. 3.557%, 8/15/27	535	477
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(3)	390	335
Sigma Finance Netherlands BV 144A 4.875%, 3/27/28(3)	880	816

		1,628

Energy—14.4%
Afren plc 144A, 10.250%, 4/8/19(3)(10)(13)	635	—	(15)
144A, 6.625%, 12/9/20(3)(10)(13)	732	—	(15)
Alta Mesa Holdings LP 7.875%, 12/15/24	315	224
Anadarko Petroleum Corp. 6.600%, 3/15/46	390	432

	PAR VALUE	VALUE
Energy (continued)
Bristow Group, Inc. 144A 8.750%, 3/1/23(3)	$210	$175
Callon Petroleum Co. 6.125%, 10/1/24	495	478
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	495	533
Cheniere Energy Partners LP 144A 5.625%, 10/1/26(3)	200	195
Chesapeake Energy Corp. 8.000%, 6/15/27	555	527
Citgo Holding, Inc. 144A 10.750%, 2/15/20(3)	295	305
Continental Resources, Inc. 4.500%, 4/15/23	260	255
Denbury Resources, Inc. 144A, 9.250%, 3/31/22(3)	419	418
144A, 7.500%, 2/15/24(3)	225	199
Ecopetrol S.A. 5.375%, 6/26/26	695	689
Encana Corp. 8.125%, 9/15/30	280	344
EP Energy LLC 144A, 9.375%, 5/1/24(3)	235	129
144A, 8.000%, 11/29/24(3)	350	305
144A, 7.750%, 5/15/26(3)	205	197
Fermaca Enterprises S de RL de CV 144A 6.375%, 3/30/38(3)(14)	1,263	1,258
Geopark Ltd. 144A 6.500%, 9/21/24(3)	595	565
Jagged Peak Energy LLC 144A 5.875%, 5/1/26(3)	550	523
KazMunayGas National Co. JSC 144A 4.750%, 4/19/27(3)	1,015	967
Kinder Morgan, Inc. 7.750%, 1/15/32(14)	980	1,163
Lukoil International Finance BV
144A, 6.125%, 11/9/20(3)(7)	1,100	1,130
144A, 4.563%, 4/24/23(3)	400	387
Nabors Industries, Inc. 5.500%, 1/15/23	355	312
Nabors Industries,Inc. 5.750%, 2/1/25	245	200

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Energy (continued)
Odebrecht Offshore Drilling Finance Ltd. PIK, 144A 7.720%, 12/1/26(3)(16)	$1,011	$283
Odebrecht Oil & Gas Finance Ltd. 144A 0.000%, 12/31/49(3)	154	2
Pertamina Persero PT RegS 6.450%, 5/30/44(4)	815	821
Petrobras Global Finance BV 7.375%, 1/17/27	1,505	1,556
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(3)(10)	1,820	288
Petroleos Mexicanos 4.875%, 1/24/22	250	242
6.500%, 6/2/41	295	244
6.375%, 1/23/45	1,515	1,212
PTTEP Treasury Center Co., Ltd. 144A 4.875%(3)(5)	383	383
Sanchez Energy Corp. 144A 7.250%, 2/15/23(3)	135	116
Sinopec Group Overseas Development 2017 Ltd.., 144A, 3.625%, 4/12/27(3)	800	756
2018 Ltd., 144A, 4.250%, 9/12/28(3)	1,000	988
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(4)	780	799
Transocean, Inc. 144A 9.000%, 7/15/23(3)	290	296
Transportadora de Gas del Peru SA 144A 4.250%, 4/30/28(3)	1,350	1,288
Vine Oil & Gas LP 144A 8.750%, 4/15/23(3)	430	361
Weatherford International Ltd. 9.875%, 2/15/24	170	114

		21,659

	PAR VALUE		VALUE
Financials—20.3%
Acrisure LLC 144A 7.000%, 11/15/25(3)	$620		$539
Africa Finance Corp. 144A 4.375%, 4/29/20(3)	800		790
Allstate Corp. (The) Series B 5.750%, 8/15/53(6)(14)	1,446		1,430
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	785		778
Ares Finance Co., LLC 144A 4.000%, 10/8/24(3)(14)	830		782
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	755		726
Banco Bilbao Vizcaya Argentaria Bancomer S.A.
144A, 6.500%, 3/10/21(3)(14)	900		919
144A, 5.125%, 1/18/33(3)	700		584
Banco de Bogota S.A. 144A 6.250%, 5/12/26(3)	560		564
Banco de Credito e Inversiones S.A. 144A 3.500%, 10/12/27(3)	1,335		1,180
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(3)	1,085		1,137
Banco Nacional de Comercio Exterior SNC 144A 4.375%, 10/14/25(3)	510		481
Banco Santander Chile 144A 3.875%, 9/20/22(3)(14)	900		889
Bancolombia S.A. 5.125%, 9/11/22	1,220		1,215
Bank of Montreal 3.803%, 12/15/32	1,064		970
Brighthouse Financial, Inc. 3.700%, 6/22/27	765		652
BrightSphere Investment Group plc 4.800%, 7/27/26(14)	675		650
Development Bank of Kazakhstan JSC 144A 8.950%, 5/4/23(3)	105,000	KZT	241

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Financials (continued)
Discover Bank 4.682%, 8/9/28	$630	$619
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)(14)	925	923
E*TRADE Financial Corp. 4.500%, 6/20/28	600	588
Fairfax Financial Holdings Ltd. 144A 4.850%, 4/17/28(3)	650	625
FS Investment Corp. 4.750%, 5/15/22	225	223
Grupo de Inversiones Suramericana S.A. 144A 5.500%, 4/29/26(3)	755	751
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	929	936
ICAHN Enterprises LP 6.375%, 12/15/25	630	622
Industrial & Commercial Bank of China Ltd. 3.538%, 11/8/27	925	868
ING Groep N.V. 6.000%(5)(6)	615	602
Jefferies Group LLC 4.850%, 1/15/27	180	171
Kazakhstan Temir Zholy National Co. JSC 144A 4.850%, 11/17/27(3)	1,435	1,364
MDC-GMTN B.V. 144A 4.500%, 11/7/28(3)	750	754
Nuveen Finance LLC 144A 4.125%, 11/1/24(3)	985	990
Santander Holdings USA, Inc. 4.450%, 12/3/21	134	134
4.400%, 7/13/27	660	618
Sberbank of Russia 144A 5.500%, 2/26/24(3)(7)	650	650
Springleaf Finance Corp. 7.125%, 3/15/26	290	273
Synchrony Financial 3.950%, 12/1/27	925	781
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)(14)	640	629
Tempo Acquisition LLC 144A 6.750%, 6/1/25(3)	600	566

	PAR VALUE	VALUE
Financials (continued)
Toronto-Dominion Bank (The) 3.625%, 9/15/31	$1,135	$1,061
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(3)	455	400
Ukreximbank Via Biz Finance plc 144A 9.625%, 4/27/22(3)	870	855

		30,530

Health Care—3.9%
Advanz Pharma Corp. 8.000%, 9/6/24	103	99
Avantor, Inc. 144A, 6.000%, 10/1/24(3)	260	258
144A, 9.000%, 10/1/25(3)	405	410
Bausch Health Cos., Inc. 144A, 6.500%, 3/15/22(3)	55	57
144A, 7.000%, 3/15/24(3)	65	68
144A, 6.125%, 4/15/25(3)	235	221
144A, 5.500%, 11/1/25(3)	525	516
Becton Dickinson & Co. 3.700%, 6/6/27	600	559
Centene Corp. 144A 5.375%, 6/1/26(3)	160	161
DJO Finco, Inc. 144A 8.125%, 6/15/21(3)	245	254
Eagle Holding Co. II, LLC PIK, 144A 7.625%, 5/15/22(3)(11)	300	300
HLF Financing S.a.r.l. LLC 144A 7.250%, 8/15/26(3)	620	625
Surgery Center Holdings, Inc. 144A, 8.875%, 4/15/21(3)	405	411
144A, 6.750%, 7/1/25(3)	70	65
Takeda Pharmaceutical Co., Ltd. 144A, 4.400%, 11/26/23(3)	315	318
144A, 5.000%, 11/26/28(3)	315	318
Tenet Healthcare Corp. 8.125%, 4/1/22	140	145
7.000%, 8/1/25	570	556
Teva Pharmaceutical Finance Netherlands III BV 3.150%, 10/1/26	365	297

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Health Care (continued)
Valeant Pharmaceuticals International 144A 9.250%, 4/1/26(3)	$155	$165

		5,803

Industrials—5.5%
Alfa SAB de CV 144A 5.250%, 3/25/24(3)	910	885
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(3)	705	638
DP World Ltd. 144A 6.850%, 7/2/37(3)	1,000	1,093
Garda World Security Corp. 144A 8.750%, 5/15/25(3)	575	525
Hillman Group, Inc. (The) 144A 6.375%, 7/15/22(3)	340	289
Hulk Finance Corp. 144A 7.000%, 6/1/26(3)	495	443
JSL Europe S.A. 144A 7.750%, 7/26/24(3)	675	626
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(3)	270	278
Oshkosh Corp. 4.600%, 5/15/28	752	736
Pitney Bowes, Inc. 4.375%, 5/15/22	757	705
Topaz Marine S.A. 144A 9.125%, 7/26/22(3)	440	448
Transnet SOC Ltd. 144A 4.000%, 7/26/22(3)	1,000	934
United Airlines Pass-Through trust 07-1, A 6.636%, 7/2/22	566	587

		8,187

Information Technology—1.7%
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(3)	70	66
Citrix Systems, Inc. 4.500%, 12/1/27(14)	570	535
Dell International LLC 144A, 5.450%, 6/15/23(3)	135	138
144A, 8.100%, 7/15/36(3)	255	275
Exela Intermediate LLC 144A 10.000%, 7/15/23(3)	415	419

	PAR VALUE	VALUE
Information Technology (continued)
Radiate Holdco LLC 144A, 6.875%, 2/15/23(3)	$65	$61
144A, 6.625%, 2/15/25(3)	615	554
VMware, Inc. 3.900%, 8/21/27	627	561

		2,609

Materials—8.4%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)	1,000	976
Anglo American Capital plc 144A 4.000%, 9/11/27(3)(14)	970	874
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(3)(6)	635	673
CPG Merger Sub LLC 144A 8.000%, 10/1/21(3)	435	431
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	790	750
GTL Trade Finance, Inc. 144A 5.893%, 4/29/24(3)	840	867
Hexion, Inc. 6.625%, 4/15/20	360	297
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	1,000	973
James Hardie International Finance DAC 144A 5.000%, 1/15/28(3)	515	460
Kraton Polymers LLC 144A 7.000%, 4/15/25(3)	230	209
NOVA Chemicals Corp. 144A, 4.875%, 6/1/24(3)	205	191
144A, 5.000%, 5/1/25(3)	450	420
OCP SA 144A 5.625%, 4/25/24(3)	1,500	1,507
Rusal Capital Designated Activity Co. 144A 5.125%, 2/2/22(3)(13)	910	637
SABIC Capital II BV 144A 4.500%, 10/10/28(3)	810	793
Severstal OAO Via Steel Capital S.A. 144A 5.900%, 10/17/22(3)(7)	1,100	1,121
Syngenta Finance N.V. 144A, 4.441%, 4/24/23(3)	355	341
144A, 4.892%, 4/24/25(3)	250	234

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Materials (continued)
Teck Resources Ltd. 144A 8.500%, 6/1/24(3)	$125	$135
Trident Merger Sub, Inc. 144A 6.625%, 11/1/25(3)	345	310
United States Steel Corp. 6.250%, 3/15/26	485	443

		12,642

Real Estate—1.9%
EPR Properties 4.750%, 12/15/26	260	252
4.500%, 6/1/27	395	373
Hospitality Properties Trust 4.500%, 3/15/25	745	723
MPT Operating Partnership LP 5.000%, 10/15/27	270	257
Physicians Realty LP 4.300%, 3/15/27	655	627
Select Income REIT 4.500%, 2/1/25	690	659

		2,891

Utilities—2.0%
Enel Finance International NV 144A 4.875%, 6/14/29(3)	750	692
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(3)	200	183
Ferrellgas Partners LP 8.625%, 6/15/20	125	94
Perusahaan Listrik Negara PT 144A 4.125%, 5/15/27(3)	950	860
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(3)	450	403
Transportadora de Gas Internacional SA ESP 144A 5.550%, 11/1/28(3)	760	763

		2,995
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $110,930)		102,801

	PAR VALUE	VALUE
LEVERAGED LOANS(2)—17.7%
Aerospace—0.4%
Atlantic Aviation FBO, Inc. Tranche B, (3 month LIBOR + 3.250%) 0.000%, 11/28/25(8)	$115	$114
TransDigm, Inc.
Tranche G, (1 month LIBOR + 2.500%) 4.845%, 8/22/24	272	264
Tranche E, (1 month LIBOR + 2.500%) 4.845%, 5/30/25	199	194

		572

Chemicals—0.4%
New Arclin U.S. Holding Corp. First Lien, (3 month LIBOR + 3.500%) 5.886%, 2/14/24	146	144
Omnova Solutions, Inc. Tranche B-2, (1 month LIBOR + 3.250%) 5.595%, 8/25/23	448	444

		588

Consumer Durables—0.3%
Global Appliance, Inc. Tranche B, (1 month LIBOR + 4.000%) 6.350%, 9/29/24	446	431

Consumer Non-Durables—0.8%
American Greetings Corp., (1 month LIBOR + 4.500%) 6.845%, 4/6/24	483	482
Energizer Holdings, Inc. Tranche B, (3 month LIBOR + 2.250%) 0.000%, 6/20/25(8)	115	112
Herbalife Nutrition Ltd. Tranche B, (1 month LIBOR + 3.250%) 5.595%, 8/18/25	75	75

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Non-Durables (continued)
Kronos Acquisition Intermediate, Inc., (1 month LIBOR + 4.000%) 6.345%, 5/15/23	$228	$217
Parfums Holdings Co., Inc. First Lien, (3 month LIBOR + 4.250%) 6.957%, 6/30/24	272	269

		1,155

Energy—0.5%
California Resources Corp., (1 month LIBOR + 10.375%) 12.724%, 12/31/21	360	383
Moda Ingleside Energy Center LLC, (1 month LIBOR + 3.250%) 5.595%, 9/29/25	40	39
Traverse Midstream Partners LLC, (3 month LIBOR + 4.000%) 6.600%, 9/27/24	410	408

		830

Financial—2.3%
Asurion LLC Tranche B-2, (1 month LIBOR + 6.500%) 8.845%, 8/4/25	689	701
Blackhawk Network Holdings, Inc. First Lien, (3 month LIBOR + 3.000%) 5.386%, 6/15/25	299	295
Ditech Holding Corp. Tranche B, (1 month LIBOR + 6.000%) 8.345%, 6/30/22	405	359
Financial & Risk US Holdings, Inc. (Refinitiv), (1 month LIBOR + 3.750%) 6.095%, 10/1/25	525	511
FinCo I LLC 2018 Replacement, (1 month LIBOR + 2.000%) 4.345%, 12/27/22	125	124

	PAR VALUE	VALUE
Financial (continued)
Franklin Square Holdings LP, (1 month LIBOR + 2.500%) 4.813%, 8/1/25	$80	$79
Genworth Holdings, Inc., (2 month LIBOR + 4.500%) 6.831%, 3/7/23	40	40
iStar, Inc., (1 month LIBOR + 2.750%) 5.059%, 6/28/23	612	607
PI UK Holdco II Ltd. Tranche B-1, (1 month LIBOR + 3.500%) 5.845%, 1/3/25	711	700

		3,416

Food and Drug—0.3%
Albertson’s LLC Tranche B-5, (3 month LIBOR + 3.000%) 5.381%, 12/21/22	507	498

Food/Tobacco—0.4%
Chobani LLC First Lien, (1 month LIBOR + 3.500%) 5.845%, 10/10/23	254	239
Milk Specialties Co., (1 month LIBOR + 4.000%) 6.345%, 8/16/23	321	315

		554

Gaming/Leisure—1.2%
Everi Payments, Inc. Tranche B, (1 month LIBOR + 3.000%) 5.345%, 5/9/24	183	182
Gateway Casinos & Entertainment Ltd., (3 month LIBOR + 3.000%) 5.386%, 12/1/23	150	148
Playa Resorts Holding B.V., (1 month LIBOR + 2.750%) 5.090%, 4/29/24	510	492

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Gaming/Leisure (continued)
Scientific Games International, Inc. Tranche B-5, (1 month LIBOR + 2.750%) 5.216%, 8/14/24	$229	$223
Seminole Tribe of Florida 2018 Replacement, Tranche B, (1 month LIBOR + 1.750%) 4.095%, 7/8/24	336	334
Stars Group Holdings B.V., (3 month LIBOR + 3.500%) 5.886%, 7/10/25	90	89
UFC Holdings LLC First Lien, (1 month LIBOR + 3.250%) 5.600%, 8/18/23	341	340
Wyndham Hotels & Resorts, Inc. Tranche B, (1 month LIBOR + 1.750%) 4.095%, 5/30/25	70	69

		1,877

Healthcare—1.9%
21st Century Oncology, Inc. Tranche B, (3 month LIBOR + 6.125%) 8.565%, 1/16/23	159	146
AHP Health Partners, Inc., (1 month LIBOR + 4.500%) 6.845%, 6/30/25	344	342
Bausch Health Cos., Inc.
(1 month LIBOR + 3.000%) 5.314%, 6/2/25	68	68
(3 month LIBOR + 2.750%) 0.000%, 11/27/25(8)	180	177
CCS-CMGC Holdings, Inc. First Lien, (1 month LIBOR + 5.500%) 7.845%, 10/1/25	325	322

	PAR VALUE	VALUE
Healthcare (continued)
CHG Healthcare Services, Inc. First Lien, (3 month LIBOR + 3.000%) 5.462%, 6/7/23	$436	$435
Envision Healthcare Corp., (1 month LIBOR + 3.750%) 6.095%, 10/10/25	481	461
Quorum Health Corp., (1 month LIBOR + 6.750%) 9.095%, 4/29/22	202	203
RegionalCare Hospital Partners Holdings, Inc. Tranche B, (3 month LIBOR + 4.500%) 7.129%, 11/16/25	450	442
U.S. Renal Care, Inc. First Lien, (3 month LIBOR + 4.250%) 6.636%, 12/30/22	279	275

		2,871

Housing—0.8%
84 Lumber Co. Tranche B-1, (1 month LIBOR + 5.250%) 7.565%, 10/25/23	355	354
American Builders & Contractors Supply Co., Inc. Tranche B-2, (1 month LIBOR + 2.000%) 4.345%, 10/31/23	577	562
Capital Automotive LP Tranche B, (1 month LIBOR + 6.000%) 8.345%, 3/24/25	253	253

		1,169

Information Technology—1.3%
Applied Systems, Inc. Second Lien, (3 month LIBOR + 7.000%) 0.000%, 9/19/25(8)	222	223

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology (continued)
Kronos, Inc.
First Lien, (2 month LIBOR + 3.000%) 5.541%, 11/1/23	$483	$475
Second Lien, (3 month LIBOR + 8.250%) 10.791%, 11/1/24	166	167
Presidio Holdings, Inc. Tranche B, (3 month LIBOR + 2.750%) 5.145%, 2/2/24	470	465
SS&C Technologies Holdings, Inc.
Tranche B-3, (1 month LIBOR + 2.250%) 4.595%, 4/16/25	433	422
Tranche B-4, (1 month LIBOR + 2.250%) 4.595%, 4/16/25	165	161
Tranche B-5, (1 month LIBOR + 2.250%) 4.595%, 4/16/25	90	87

		2,000

Manufacturing—0.8%
Accudyne Industries Borrower S.C.A., (1 month LIBOR + 3.000%) 5.345%, 8/18/24	427	420
CPI Acquisition, Inc. First Lien, (3 month LIBOR + 4.500%) 7.020%, 8/17/22	845	546
Deliver Buyer, Inc., (3 month LIBOR + 5.000%) 7.706%, 5/1/24	294	292

		1,258

Media/Telecom - Diversified Media—0.2%
Meredith Corp. Tranche B-1, (1 month LIBOR + 2.750%) 5.095%, 1/31/25	264	262

	PAR VALUE	VALUE
Media/Telecom - Telecommunications—1.1%
CenturyLink, Inc. Tranche B, (1 month LIBOR + 2.750%) 5.095%, 1/31/25	$467	$453
Securus Technologies Holdings, Inc.
(3 month LIBOR + 4.500%) 0.000%, 11/1/24(8)	92	91
First Lien, (1 month LIBOR + 4.500%) 6.845%, 11/1/24	369	363
Second Lien, (1 month LIBOR + 8.250%) 10.595%, 11/1/25	295	291
West Corp.
Tranche B-1, (1 month LIBOR + 3.500%) 6.027%, 10/10/24	110	107
Tranche B, (3 month LIBOR + 4.000%) 6.527%, 10/10/24	320	308

		1,613

Media/Telecom - Wireless Communications—0.0%
Digicel International Finance Ltd. Tranche B, (3 month LIBOR + 3.250%) 5.960%, 5/27/24	79	74

Metals/Minerals—0.4%
Covia Holdings Corp., (1 month LIBOR + 3.750%) 6.136%, 6/1/25	155	123
Graftech International Ltd., (1 month LIBOR + 3.500%) 5.845%, 2/12/25	454	448

		571

Retail—0.4%
Bass Pro Group LLC, (1 month LIBOR + 5.000%) 7.345%, 9/25/24	140	138

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Retail (continued)
Neiman Marcus Group Ltd. LLC, (1 month LIBOR + 3.250%) 5.568%, 10/25/20	$465	$403

		541

Service—2.5%
Advantage Sales & Marketing, Inc. Tranche B-2, (1 month LIBOR + 3.250%) 5.595%, 7/23/21	341	307
Hoya Midco LLC First Lien, (1 month LIBOR + 3.500%) 5.845%, 6/30/24	527	518
Laureate Education, Inc., (3 month LIBOR + 3.500%) 6.027%, 4/26/24	404	403
NAB Holdings LLC 2018 Refinancing, (3 month LIBOR + 3.000%) 5.386%, 7/1/24	467	453
One Call Corp. First Lien, (1 month LIBOR + 5.250%) 7.557%, 11/27/22	453	408
Red Ventures LLC Tranche B-1, (1 month LIBOR + 3.000%) 5.315%, 11/8/24	642	635
Sedgwick Claims Management Services, Inc. Second Lien, (1 month LIBOR + 5.750%) 8.095%, 2/28/22	570	569
Sedgwick CMS Holdings, Inc. Tranche B, (3 month LIBOR + 3.250%) 0.000%, 11/6/25(8)	35	35
TKC Holdings, Inc. First Lien, (1 month LIBOR + 3.750%) 6.100%, 2/1/23	379	372

		3,700

	PAR VALUE		VALUE
Transportation - Automotive—0.3%
Navistar, Inc. Tranche B, (1 month LIBOR + 3.500%) 5.820%, 11/6/24	$486		$483

Utility—1.4%
APLP Holdings LP, (1 month LIBOR + 2.750%) 5.095%, 4/13/23	426		422
Brookfield WEC Holdings, Inc.
First Lien, (1 month LIBOR + 3.750%) 6.095%, 8/1/25	410		409
Second Lien, (1 month LIBOR + 6.750%) 9.095%, 8/3/26	235		236
Talen Energy Supply LLC, (1 month LIBOR + 4.000%) 6.345%, 4/15/24	324		323
Vistra Operations Co., LLC
(1 month LIBOR + 2.000%) 4.345%, 8/4/23	281		277
(1 month LIBOR + 2.000%) 4.314%, 12/31/25	519		511

			2,178
TOTAL LEVERAGED LOANS (Identified Cost $27,354)			26,641

	SHARES
PREFERRED STOCKS—3.1%
Financials—2.6%
Huntington Bancshares, Inc. Series E, 5.700%	595	(9)	567
KeyCorp Series D, 5.000%(18)	985	(9)	906
M&T Bank Corp. Series F, 5.125%(18)	795	(9)	778
MetLife, Inc. Series D, 5.875%	313	(9)	306

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

	SHARES		VALUE
Financials (continued)
Zions Bancorp 6.950%	47,150		$1,320

			3,877

Industrials—0.5%
General Electric Co. Series D, 5.000%(14)	928	(9)	738
TOTAL PREFERRED STOCKS (Identified Cost $4,758)			4,615
COMMON STOCKS—0.1%
Energy—0.1%
Frontera Energy Corp.(1)	7,526		73
Hercules Offshore, Inc.(1)(12)	10,017		12
Sabine Oil & Gas LLC(13)	465		21
TOTAL COMMON STOCKS (Identified Cost $762)			106
WARRANTS—0.0%
Energy—0.0%
Sabine Oil & Gas LLC(1)(13)	304		1
Sabine Oil & Gas LLC(1)(13)	1,451		9
TOTAL WARRANTS (Identified Cost $12)			10
TOTAL LONG-TERM INVESTMENTS—138.2%
(Identified Cost $222,311)			207,823	(19)
SHORT-TERM INVESTMENTS—0.7%
Purchased Options—0.1%
(See the open purchased options table on page 23 for the detailed information)
TOTAL PURCHASED OPTIONS—0.1%
(Premiums Paid $296)			137
MONEY MARKET MUTUAL FUND—0.6%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 2.095%)(17)	909,073		909	(19)
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,205)			1,046

VALUE
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—138.9%
(Identified Cost $223,516)	$208,869
WRITTEN OPTIONS—(0.5)%
(See the open written options table on page 23 for the detailed information)
TOTAL WRITTEN OPTIONS—(0.5)%
(Premiums Received $652)	(733)
TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—138.4%
(Identified Cost $222,864)	208,136
Other assets and liabilities, net—(38.4)%	(57,801)

NET ASSETS—100.0%	$150,335

Abbreviations:

LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Non-income producing.
(2)

Variable rate security. Rate disclosed is as of November 30, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, these securities amounted to a value of $106,992 or 71.2% of net assets.

(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)

This Note was issued for the sole purpose of funding a leveraged loan between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

(8)	This loan will settle after November 30, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(11)	100% of the income received was in cash.
(12)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

(13)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located at the end of the Schedule of Investments.

(14)	All or a portion of the security is segregated as collateral for written options.
(15)	Amount is less than $500.
(16)	13% of the income received was in cash and 87% in PIK.
(17)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(18)	Interest may be forfeited.
(19)	All or a portion of the portfolio is segregated as collateral for borrowings.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
KZT	Kazakhstani Tenge
MXN	Mexican Peso
RUB	Russian Ruble
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

Open Purchased Options contracts as of November 30, 2018, were as follows:

Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	224	$65,520	$2,925	12/3/2018	$2
S&P 500® Index	297	86,130	2,900	12/5/2018	12
S&P 500® Index	69	20,079	2,910	12/7/2018	4
S&P 500® Index	239	69,071	2,890	12/10/2018	26
S&P 500® Index	298	87,165	2,925	12/12/2018	19
S&P 500® Index	69	20,528	2,975	12/14/2018	3

					66

Put Options
S&P 500® Index	224	55,216	2,465	12/3/2018	5
S&P 500® Index	297	71,874	2,420	12/5/2018	10
S&P 500® Index	69	16,422	2,380	12/7/2018	2
S&P 500® Index	239	57,838	2,420	12/10/2018	9
S&P 500® Index	298	72,712	2,440	12/12/2018	27
S&P 500® Index	69	17,147	2,485	12/14/2018	18

					71

Total Purchased Options					$137

Open Written Options contracts as of November 30, 2018, were as follows:

Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	224	$63,840	$2,850	12/3/2018	$(19)
S&P 500® Index	297	84,051	2,830	12/5/2018	(159)
S&P 500® Index	69	19,665	2,850	12/7/2018	(27)
S&P 500® Index	239	67,398	2,820	12/10/2018	(238)
S&P 500® Index	298	85,079	2,855	12/12/2018	(161)
S&P 500® Index	69	20,114	2,915	12/14/2018	(9)

					(613)

Put Options
S&P 500® Index	224	56,896	2,540	12/3/2018	(3)
S&P 500® Index	297	73,953	2,490	12/5/2018	(13)
S&P 500® Index	69	16,836	2,440	12/7/2018	(4)
S&P 500® Index	239	59,511	2,490	12/10/2018	(30)
S&P 500® Index	298	74,798	2,510	12/12/2018	(43)
S&P 500® Index	69	17,561	2,545	12/14/2018	(27)

					(120)

Total Written Options					$(733)

Footnote Legend:

(1)	Strike price not reported in thousands.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of November 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at November 30, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$15,684	$—	$15,684	$—
Corporate Bonds and Notes	102,801	—	102,164	637
Foreign Government Securities	30,073	—	30,073	—
Leveraged Loans	26,641	—	26,641	—
Mortgage-Backed Securities	19,638	—	19,638	—
Municipal Bonds	1,503	—	1,503	—
U.S. Government Securities	6,752	—	6,752	—
Equity Securities:
Common Stocks	106	73	—	33
Preferred Stocks	4,615	1,320	3,295	—
Purchased Options	137	101	36	—
Money Market Mutual Fund	909	909	—
Warrants	10	—	—	10

Total Investments, before Written Options	$208,869	$2,403	$205,786	$680

Liabilities:
Written Options	$(733)	$(720)	$(13)	$—

Total Investments, Net of Written Options	$208,136	$1,683	$205,773	$680

Security held by the Fund with an end of period value of $637 was transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.

Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the year ended November 30, 2018.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2018

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $223,516)	$208,869
Cash	803
Receivables
Investment securities sold	574
Dividends and interest	2,249
Prepaid Trustees’ retainer	16
Prepaid expenses	2

Total assets	212,513

Liabilities
Borrowings (Note 7)	59,000
Written options at value (Premiums received $652) (Note 3)	733
Payables
Investment securities purchased	2,142
Investment advisory fees	165
Professional fees	37
Administration and accounting fees	19
Interest expense on borrowings (Note 7)	18
Transfer agent fees and expenses	2
Other accrued expenses	62

Total liabilities	62,178

Net Assets	$150,335

Net Assets Consist of:
Capital paid on shares of beneficial interest (no par value, unlimited authorization)	$182,423
Total distributable earnings (loss)	(32,088)

Net Assets	$150,335

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 11,304,232	$13.30

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2018

($ reported in thousands)

Investment Income
Interest	$12,995
Dividends	161
Foreign taxes withheld	(13)

Total investment income	13,143

Expenses
Investment advisory fees	2,230
Administration and accounting fees	263
Trustees’ fees and expenses	224
Professional fees	148
Printing fees and expenses	120
Transfer agent fees and expenses	17
Custodian fees	8
Miscellaneous expenses	74

Total expenses before interest expense	3,084
Interest expense on borrowings (Note 7)	1,889

Total expenses after interest expense	4,973

Net investment income (loss)	8,170

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(10,834)
Foreign currency transactions	(16)
Written options	(8,695)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,931)
Foreign currency transactions	4
Written options	1,888

Net realized and unrealized gain (loss) on investments	(31,584)

Net increase (decrease) in net assets resulting from operations	$(23,414)

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended November 30, 2018	Year Ended November 30, 2017
INCREASE (DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$8,170	$10,078
Net realized gain (loss)	(19,545)	10,893
Net change in unrealized appreciation (depreciation)	(12,039)	4,988

Increase (decrease) in net assets resulting from operations	(23,414)	25,959

From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(6,676)	(17,552	)(1)
Return of capital	(12,437)	(3,527)

Dividends and Distributions to Shareholders	(19,113)	(21,079)

From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (24,270 and 24,726 shares, respectively)	379	428

Increase (decrease) in net assets from capital transactions	379	428

Net increase (decrease) in net assets	(42,148)	5,308

Net Assets
Beginning of period	192,483	187,175

End of period	$150,335	$192,483

Accumulated undistributed net investment income (loss) at end of period	N/A	$(27)

(1)	For the year ended November 30, 2017, the distributions to shareholders from net investment income was $8,813 and distributions from net realized gains was $8,739.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED NOVEMBER 30, 2018

($ reported in thousands)

Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(23,414)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	169,537
(Increase) Decrease in investment securities sold receivable	548
Purchases of long-term investments	(133,989)
Increase (Decrease) in investment securities purchased payable	(2,406)
Net (purchases) or sales of money market mutual funds	(640)
Net (purchases) or sales in purchased options	(6,105)
Net purchases or (sales) in written options	(8,835)
Non-cash adjustments from corporate events	(33)
Net change in unrealized (appreciation)/depreciation on investments	12,043
Net realized (gains) loss on investments	19,529
Amortization of premium and accretion of discounts on investments	31
Return of capital distribution on investments	10
(Increase) Decrease in deposits with options broker	2,877
(Increase) Decrease in dividends and interest receivable	893
(Increase) Decrease in prepaid expenses	(2)
Increase (Decrease) in interest expense payable on borrowings	14
Increase (Decrease) in affiliated expenses payable	(44)
Increase (Decrease) in non-affiliated expenses payable	19

Cash provided by (used for) operating activities	30,033

Cash provided by (used for) financing activities:
Cash payments to reduce borrowings	(10,000)
Cash distributions paid to shareholders	(18,734)
Increase (Decrease) in bank overdraft	(496)

Cash provided by (used for) financing activities:	(29,230)

Net increase (decrease) in cash	803

Cash:
Cash and foreign currency at beginning of period	— *

Cash and foreign currency at end of period	$803

Supplemental cash flow information:
Reinvestment of dividends and distributions	$379
Cash paid during the period for interest expense on borrowings	$1,875

*	Amount is less than $500.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended November 30, 2018		Year Ended November 30, 2017	Year Ended November 30, 2016	Period Ended November 30(1) 2015

PER SHARE DATA:
Net asset value, beginning of period	$17.06		$16.63	$16.79	$18.14

Income (loss) from investment operations:
Net investment income (loss)(2)	0.72		0.89	0.93	0.91
Net realized and unrealized gain (loss)	(2.79)		1.41	0.78	(0.37)

Total from investment operations	(2.07)		2.30	1.71	0.54

Dividends and Distributions to Shareholders:
Net investment income	(0.59)		(0.78)	(0.89)	(0.70)
Net realized gains	—		(0.78)	—	(0.66)
Tax return of capital	(1.10)		(0.31)	(0.98)	(0.53)

Total dividends and distributions to shareholders	(1.69)		(1.87)	(1.87)	(1.89)
Payment from affiliate	—		—	—	—	(8)

Net asset value, end of period	$13.30		$17.06	$16.63	$16.79

Market value, end of period(3)	$11.75		$18.19	$14.96	$14.26

Total return, net asset value(4)	(12.24	)%(10)	14.73%	12.45%	4.34	%(6)
Total return, market value(4)	(27.29)%		35.99%	19.11%	1.47	%(6)

RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(5)	2.96%		2.42%	2.24%	2.08	%(7)
Ratio of net investment income (loss) to average net assets	4.86%		5.21%	5.65%	5.62	%(7)
Portfolio turnover rate	58%		57%	60%	50	%(6)
Net assets, end of period (000’s)	$150,335		$192,483	$187,175	$188,993
Borrowings, end of period (000’s)	$59,000		$69,000	$69,000	$68,000
Asset coverage, per $1,000 principal amount of borrowings(9)	$3,548		$3,790	$3,713	$3,779

(1)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(2)	Calculated using average shares outstanding.
(3)	Closing price – New York Stock Exchange (“NYSE”).
(4)

Total return on market value is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31, 2014	Year Ended December 31, 2013
PER SHARE DATA:
Net asset value, beginning of period	$19.03	$20.32

Income (loss) from investment operations:
Net investment income (loss)(2)	1.23	1.34
Net realized and unrealized gain (loss)	(0.50)	(1.10)

Total from Investment Operations	0.73	0.24

Dividends and Distributions to Shareholders:
Net investment income	(1.16)	(1.29)
Net realized gains	(0.46)	(0.24)

Total dividends and distributions to shareholders	(1.62)	(1.53)

Net asset value, end of period	$18.14	$19.03

Market value, end of period(3)	$15.85	$16.92

Total return, net asset value(4)	4.81%	1.89%
Total return, market value(4)	2.94%	(2.55)%

RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(5)	2.13%	2.16%
Ratio of net investment income (loss) to average net assets	6.37%	6.87%
Portfolio turnover rate	45%	48%
Net assets, end of period (000’s)	$204,224	$214,197
Borrowings, end of period (000’s)	$80,000	$93,000
Asset coverage, per $1,000 principal amount of borrowings(9)	$3,553	$3,303

(5)

Ratio of total expenses, before interest expense on the line of credit, was 1.83%, 1.75% and 1.76% for the years ended November 30, 2018, 2017 and 2016, respectively, 1.71% for the fiscal period ended November 30, 2015, 1.74% and 1.73% for the years ended December 31, 2014 and 2013, respectively.

(6)	Not annualized.
(7)	Annualized.
(8)	Amount is less than $0.005.
(9)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
(10)

Total return, net asset value, for the report period presented in the Financial Highlights differs from the Message to Shareholders. The total return presented in the Message to Shareholders is calculated based on the net asset value calculated on the first business day and last business day of the period reported. The total return presented within the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semi-annual report.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2018

Note 1. Organization

Virtus Global Multi-Sector Income Fund (the ”Fund”) is a closed-end, diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated as a statutory trust under the laws of the State of Delaware on November 9, 2011. The Fund commenced operations on February 23, 2012. The Fund’s investment objective is to maximize current income while preserving capital.

Note 2. Significant Accounting Policies

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

(“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of November 30, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.126 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Foreign Currency Transactions

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). Delayed delivery enables the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

G.	Leveraged Loans

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally London Interbank Offered Rate (LIBOR), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

H.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

I.	Regulation S-X

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to Regulation S-X which are intended to facilitate the disclosure of

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statements of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statements of Changes in Net Assets. Certain prior year amounts have been reclassified for consistency with the current year presentation (see footnotes on Statements of Changes in Net Assets for separate disclosure). These reclassifications has no effect on total net assets, total distributions, the statement of operations, financial highlights, net asset value or total return.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objective.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased options are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statement of Operations.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money.”

The Fund invested in derivative instruments during the period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of November 30, 2018:

Assets: Purchased options at value	$137 (1)
Liabilities: Written options at value	(733)

Net asset (liability) balance	$(596)

The following is a summary of the Fund’s options contracts as presented in the Statement of Operations as of November 30, 2018:

Net realized gain (loss) from purchased options	$(6,162	)(2)
Net realized gain (loss) from written options	(8,695)
Net change in unrealized appreciation (depreciation) on purchased options	(132	)(3)
Net change in unrealized appreciation (depreciation) on written options	1,888

Total realized and unrealized gain (loss) on purchased and written options	$(13,101)

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

For the period ended November 30, 2018, the average daily premiums paid by the Fund for purchased options were $339 and the average daily premiums received by the Fund for written options were $682.

Note 4. Investment Advisory Fees and Related Party Transactions

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 0.95% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).

B.	Subadviser

Newfleet Asset Management, LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion of the Fund’s portfolio and, effective October 15, 2018, Rampart Investment Management Company, LLC (“Rampart”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the Fund responsible for managing the Fund’s options overlay strategy. These two subadvisors are, in the aggregate, responsible for the day-to-day portfolio management of the Fund for which they are each paid a fee by the Adviser.

C.	Administrative Services

($ reported in thousands)

Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.

For the period ended November 30, 2018, the Fund incurred administration fees totaling $240 which are included in the Statement of Operations within the line item “Administration and accounting fees.”

D.	Trustees’ Fees

($ reported in thousands)

For the period ended November 30, 2018, the Fund incurred Trustees’ fees totaling $192, which are included in the Statement of Operations within the line item “Trustees’ fees and expenses.”

E.	Affiliated Shareholders

As of November 30, 2018, affiliates of Virtus Investment Partners, Inc. held 14,562 shares of the Fund, which represent 0.13% of shares of common stock outstanding. The shares may be sold at any time.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term investments) during the period ended November 30, 2018, were as follows:

Purchases	Sales
$115,905	$151,976

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

Purchases and sales of long-term U.S. Government and agency securities during the period ended November 30, 2018, were as follows:

Purchases	Sales
$18,084	$17,561

Note 6. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 7. Borrowings

($ reported in thousands)

On March 12, 2018, the Fund entered into a new Credit Agreement (the “Agreement”), replacing its previous agreement, with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $90,000, which may be increased to $110,000 under certain circumstances (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees paid and accrued for the period ended November 30, 2018 were $43 and are included in the “Interest expense on borrowings” line of the Statement of Operations. The Agreement is renewable by the Fund with the bank’s consent and approval of the Board. The Agreement can also be converted to a 179 day fixed term facility, one time at the Fund’s option.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

For the period ended November 30, 2018, the average daily borrowings under the Agreement and the weighted daily average interest rate were $66,523 and 2.74%, respectively. At November 30, 2018, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$59,000	3.20%

Note 8. Indemnifications

Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Capital Transactions

At November 30, 2018, the Fund had one class of common stock, no par value shares, of which unlimited shares are authorized and 11,304,232 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended November 30, 2018 and November 30, 2017, there were 24,270 shares and 24,726 shares issued pursuant to the Plan, respectively.

On December 20, 2018, the Fund paid a distribution of $0.126 to shareholders of record on December 13, 2018. The distribution had an ex-dividend date of December 12, 2018.

On January 9, 2019, the Fund paid a distribution of $ 0.126 to shareholders of record on December 31, 2018. The distribution had an ex-dividend date of January 4, 2019.

Note 10. Regulatory Matters and Litigation

From time to time, the Adviser, Newfleet, Rampart and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

Note 11. Federal Income Tax Information

($ reported in thousands)

At November 30, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including Purchased Options)	$223,573	$715	$(15,419)	$(14,704)
Written Options	(733)	—	—	—

For the fiscal period ended November 30, 2018, the Fund has capital loss carryovers available to offset future realized capital gains as below:

No Expiration
Short-Term	Long-Term	Total
$7,007	$10,199	$17,206

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended November 30, 2018, the Fund deferred and recognized qualified late-year losses as follows:

Late Year Ordinary Loss Deferred	Late Year Ordinary Loss Recognized	Capital Losses Deferred	Capital Losses Recognized
$62	$—	$114	$(1,198)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. These differences may include the treatment of non-taxable dividends, foreign currency gain or loss, derivatives, passive foreign investment companies, partnerships, operating losses, losses deferred due to wash sales and other differences. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

The tax character of dividends and distributions paid during the fiscal periods ended November 30, 2018 and November 30, 2017, was as follows:

	Period Ended
	2018	2017
Ordinary Income	$6,676	$13,115
Long-term capital gains	—	4,437
Return of Capital	12,437	3,527

Total	$19,113	$21,079

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2018

The difference between the distributions reported on the Statement of Changes and this table is due to distributions that are declared in the current fiscal year and paid in the following fiscal year that qualify to be treated, for tax purposes, as paid in the year the distribution was declared.

Note 12. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

In March 2017, the FASB issued an ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Virtus Global Multi-Sector Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Global Multi-Sector Income Fund (the “Fund”) as of November 30, 2018, the related statements of operations and cash flows for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2019

We have served as the auditor of one or more closed-end investment companies affiliated with Virtus Investment Partners, Inc. or its predecessors since at least 1990. We have not been able to determine the specific year we began serving as auditor.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

TAX INFORMATION NOTICE (Unaudited)

NOVEMBER 30, 2018

For the fiscal period ended November 30, 2018, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, as long-term capital gains dividends (“LTCG”) subject to a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
—	—	$—

CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

KEY INFORMATION

Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

The Virtus Global Multi-Sector Income Fund (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Charges to Participate in the Plan

As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (VGI)

The Board of Trustees (the “Board”) of Virtus Global Multi Sector Income Fund (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and each of the subadvisory agreements (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) with Newfleet Asset Management, LLC (“Newfleet”) and Rampart Investment Management, LLC (“Rampart”), respectively. Rampart and Newfleet are each hereinafter referred to as a “Subadviser” and together, the “Subadvisers.” At an in-person meeting held on September 18, 2018, the Board, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”): (a) approved the transfer of subadvisory responsibilities to Rampart for managing the Fund’s options overlay strategy (“PYS”) from Newfleet for the remainder of the term of Newfleet’s Subadvisory Agreement, which, pursuant to Rule 2a-6 under the 1940 Act, did not require a shareholder vote; (b) appointed Rampart to provide investment subadvisory services to manage the Fund’s PYS; and (c) approved Rampart’s Subadvisory Agreement. The Advisory Agreement and each Subadvisory Agreement are referred to individually as an “Agreement” and collectively as the “Agreements.” At an in-person meeting held on November 13, 2018, the Board, including a majority of the Independent Trustees, considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadvisers which, in the Board’s view, constituted information necessary for the Board to evaluate each of the Agreements. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from each of the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Trustee attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in executive sessions with its independent legal counsel at which no representatives of VIA or the Subadvisers were present.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VIA and the Subadvisers to detailed requests submitted by independent legal counsel to the Independent Trustees on their behalf. The Trustees also previously had received presentations by VIA’s and each Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; resources, operations and compliance structure of VIA and the Subadvisers; and investment process, investment strategies, personnel, compliance procedures, and overall performance of VIA and the Subadvisers.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (VGI) (Continued)

In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Subadvisers, including: (a) VIA’s ability to select and monitor the Subadvisers; (b) VIA’s ability to provide the services necessary to monitor each Subadviser’s compliance with the Fund’s investment objectives, policies and restrictions, as well as to provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a Subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by the Subadvisers, including each Subadviser’s Form ADV, as well as information provided throughout the past year. The Board noted that each Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the Fund must be carried out in accordance with the Fund’s investment objectives, policies and restrictions. The Board considered each Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by each Subadviser, and experience and capability of each Subadviser’s management and other personnel committed by each Subadviser to the Fund. The Board also considered: (a) the quality of each Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) each Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including the fact that neither Subadviser was currently involved in any regulatory actions, investigations or material litigation.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (VGI) (Continued)

The Board considered that the Fund’s performance for the year-to-date and 1-, 3- and 5-year periods ended June 30, 2018 was below the median of the Performance Universe for the same periods. The Board also considered that, while the Fund underperformed its benchmark for the 1-year period ended June 30, 2018, the Fund outperformed its benchmark for the 3- and 5-year periods ended June 30, 2018. The Trustees discussed the Fund’s underperformance and the reasons therefor among themselves and with management. While the Trustees noted the Fund’s positive longer-term performance, both on an absolute basis and relative to its benchmark, they also noted that PYS was a source of considerable underperformance relative to the Fund’s peer group and benchmark, and discussed with management plans for increased management focus on ways to improve the Fund’s performance.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fees. The Trustees also considered the fee rates payable by accounts and funds managed by each of the Subadvisers.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s contractual management fees were above the median of the Expense Group, and that the Fund’s actual total expenses were equal to the median of the Expense Group.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including each of the Subadvisers, the Board considered other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VIA and its affiliates, and other factors considered.

In considering the profitability to each Subadviser in connection with its relationship to the Fund, the Board noted that the fees payable under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, and not by the Fund. In considering the fees payable by VIA to each of the Subadvisers, the Board noted that, because each Subadviser is an affiliate of VIA, its profitability might be directly or indirectly shared by VIA and,

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (VGI) (Continued)

therefore, the Board considered the profitability of VIA and the Subadvisers together. For each of the above reasons, the Board concluded that the profitability to each of the Subadvisers and their affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.

The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of leverage or some other means.

Other Factors

The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VIA, the Subadvisers and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while each Subadviser is an affiliate of VIA, there are no other direct benefits received by the Subadvisers in providing investment advisory services to the Fund, other than the fee earned under the Subadvisory Agreements.

The Trustees concluded that potential “fallout” benefits that VIA and the Subadvisers may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.

Conclusion

After considering all factors that it considered relevant, the Board, including a majority of the Independent Trustees, approved the Agreements with respect to the Fund.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and Officers of the Company as of the date of the issuance of this report is set forth below.

The address of each individual, unless otherwise noted, is c/o Virtus Global Multi-Sector Income Fund, One Financial Plaza, Hartford, CT 06103.

Disinterested Trustees

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
Philip R. McLoughlin YOB: 1946 Elected: 2011, Class III Chairman 78 Portfolios	Private investor (since 2010); Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (58 portfolios).
William R. Moyer YOB: 1944 Elected: 2011, Class II 4 Portfolios	Private investor (since 2004); Financial and Operations Principal (2006-2017), Newcastle Distributors LLC (broker dealer); Director (since 2016), Virtus Global Dividend & Income Fund Inc.; Director (since 2017), Virtus Total Return Fund Inc.; Trustee (2013 to 2016), Virtus Alternative Solutions Trust; Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Income Fund; and Director and Treasurer (since 1986), CT Invention Convention.
James M. Oates YOB: 1946 Elected: 2013, Class II 74 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (58 portfolios).
James B. Rogers, Jr. YOB: 1942 Elected: 2016, Class I 4 Portfolios	Director (since 1986), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2018), Ocean Capital Advisors, Sirius International Insurance Group, Ltd., and Quantum Digital Asset Management Pte. Ltd; Independent Director (since 2017), JSC AgroGard-Finance; Non-Executive Director (since 2016), Crusader Resources Limited; Director (since 2014), First China Financial Network Holdings Limited; Director (since 2014), Phos Agro; Director (since 2012), Spanish Mountain Gold Limited; Director (since 2011), Genagro Services, Ltd.; Director (2013 to 2014), FAB Universal Corp.; Director (since 2009), 2009 Holdings Pte Ltd.; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; and Chairman (since 1980), Beeland Interests (Media and Investments).
R. Keith Walton YOB: 1964 Elected: 2016, Class I 4 Portfolios	Vice President (2013 to 2017), Strategy, Arizona State University; Vice President (2011 to 2013), Global Government & Affairs, Alcoa; Senior Managing Director (2010), BSE Management LLC; Principal and Chief Administrative Officer (2007 to 2009), Global Infrastructure Partners; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2004), Virtus Total Return Fund Inc.; Director (since 2013), Virtus Global Dividend & Income Fund Inc.; and Director (since 2006), Blue Crest Capital Management Funds.

FUND MANAGEMENT TABLES (Continued)

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
Brian T. Zino YOB: 1952 Elected: 2016, Class I 4 Portfolios	Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2014), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee, Bentley University (since 2011); Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2011, Class III 75 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (one portfolio); Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006), Virtus Mutual Fund Family (58 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*

Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Advisory Board Member

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
William H. Wright II YOB: 1960 Advisory Member Appointed: 2016	Director (since 1999) and Chairman (since 2010), Josiah Macy Foundation; Director of Mount Sinai Health Systems (since 1999); Managing Director of Morgan Stanley (1982 to 2010); Member of Yale University Council (2001 to 2012); Chairman of the Board of Yale Alumni Fund (2004 to 2006); Director (2013 to 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.

FUND MANAGEMENT TABLES (Continued)

Officers Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2011 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II.

FUND MANAGEMENT TABLES (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
William Renahan YOB: 1969	Vice President, Chief Legal Officer, and Secretary since 2012.	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated and Duff & Phelps closed-end funds (since 2012); Secretary (since 2014) and General Counsel (since 2015) of Duff & Phelps Investment Management Co.; and Managing Director, Legg Mason, Inc. and predecessor firms (1999 to 2012).

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Philip R. McLoughlin, Chairman

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

Brian T. Zino

William H. Wright II, Advisory member

Officers

George R. Aylward, President and Chief Executive Officer

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

One Financial Plaza

Hartford, CT 06103

Administrator

Virtus Fund Services, LLC

One Financial Plaza

Hartford, CT 06103

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-1048

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Sullivan & Worcester LLP

1666 K Street, NW

7th Floor

Washington, DC 20006

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Shareholder Services 1-866-270-7788

Website www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

8528	01-19

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Zino as the Audit Committee’s financial expert. Mr. Zino is an “independent” Trustee, as defined in paragraph (a)(2) of Item 3.

(a)(3)	Not Applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $24,380 for 2018 and $29,922 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,781 for 2018 and $2,411 for 2017. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,239 for 2018 and $3,200 for 2017.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Global Multi-Sector Income Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Brian Zino, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $7,020 for 2018 and $5,611* for 2017.

*	Prior year fees were restated to remove non-audit fees paid by affiliated registrants not requested by the item.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: William Moyer, Philip R. McLoughlin, Brian T. Zino, James B. Rogers, James M. Oates and R. Keith Walton.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

POLICY REGARDING PROXY VOTING

The Boards of the Funds1 have adopted this Policy to govern the exercise of stock ownership rights with respect to Fund Portfolio Holdings.

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

[1]

Funds include Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Global Multi-Sector Income Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.

Tab 12

II.

General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.

In analyzing shareholder proposals, the Delegate shall vote on a case-by-case basis taking into consideration such factors as whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly

Tab 12

burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

IV.	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.

The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Fund for which there is a duly appointed Subadviser to whom the Adviser has delegated authority to vote proxies for Portfolio Holdings, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

D.	With regard to each Fund for which there is a duly appointed Subadviser, the Adviser may retain responsibility for voting any and/or all applicable proxies.

V.	Conflicts of Interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstain; (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate; (v) vote shares in the same proportion as the vote of all other holders of shares of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest.

Tab 12

B.

Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Fund CCO or the Board (or the Executive Committee thereof) pursuant to section C of this Article.

C.

In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the Fund CCO shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determination(s), authorization(s) or waiver(s) at the next following meeting of the Board.

VI.	Miscellaneous.

A.

A copy of the current Policy Regarding Proxy Voting and the voting records for each Fund (Form N-PX) shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website. The Fund shall provide a copy of its most recent Form N-PX filing to any shareholder within three business days of receipt of such request.

B.

The Fund CCO shall present a report of any material deviations from this Policy at the next regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser and/or Subadviser shall provide to the Fund a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser and/or Subadviser shall gather, collate and present information relating to the proxy voting activities of itself and/or its Delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.

Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and for providing records to the Fund in appropriate detail and format to facilitate its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act

D.

Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Tab 12

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

David L. Albrycht, CFA. David Albrycht is president and chief investment officer of Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former affiliate of The Phoenix Companies, Inc. which was the former parent company of Virtus.

Mr. Albrycht is the senior portfolio manager of several multi-sector fixed income strategies, some dating back to the early 1990s. In his role as CIO, Mr. Albrycht drives top-down strategy for Newfleet’s investment platform, which includes multi-sector and dedicated sector strategies for high yield, bank loans, flexible credit, and distressed debt. In addition to managing mutual funds and variable investment options in these strategies, Mr. Albrycht is co-manager of three closed-end funds and three exchange traded funds, as well as two offshore funds. Additionally, Mr. Albrycht is responsible for the structuring and management of Newfleet’s CLO platform. Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut. He has been working in the investment industry since 1985.

Benjamin Caron, CFA. Ben Caron is a senior managing director and portfolio manager at Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Mr. Caron assists the senior portfolio manager in the management of several Virtus mutual funds, including the Virtus Newfleet Multi-Sector Short Term Bond Fund, Virtus Newfleet Multi-Sector Fixed Income Fund, Virtus Newfleet Senior Floating Rate Fund, Virtus Newfleet Tactical Allocation Fund, and Virtus Newfleet High Yield Fund. He assists in the management of two fixed income variable insurance trust Series and the closed-end Virtus Total Return Fund Inc. (NYSE: ZF). Prior to joining Newfleet in 2011, Mr. Caron was on the fixed income team at Goodwin Capital Advisers, a former affiliate of the Phoenix companies Inc. which was the former parent company of Virtus. He joined Goodwin Capital in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients. Earlier in his career, he was with Fidelity Investments, where he was responsible for client management and sales in the managed account group. Mr. Caron earned a B.A. from Syracuse University and an M.B.A. from Suffolk University. He has been working in the investment industry since 1996.

Kyle A. Jennings, CFA. Kyle Jennings is the head of credit research for the multi-sector fixed income strategies at Newfleet Asset Management, an affiliate of Virtus Investment Partners. Mr. Jennings is also co-portfolio manager of the Virtus Newfleet Senior Floating Rate Fund, the Virtus Newfleet High Yield Fund. Mr. Jennings has been a member of Newfleet’s corporate credit research team since 1998 and currently covers the gaming, healthcare, and automotive industries. He is also a member of the team that formulates the leveraged finance strategy for the multi-sector fixed income strategies. Prior to joining Newfleet in 2011, Mr. Jennings was on the fixed income team at Goodwin Capital Advisers, a former affiliate of the Phoenix Companies Inc. which was a former parent company of Virtus. Before that, he was a credit research analyst in the banking industry for Shawmut Bank, Ironwood Capital, and Citizens Bank. Mr. Jennings earned a B.S. in finance from the University of Connecticut and has held the Chartered Financial Analyst designation since 2001. He began his career in the investment industry in 1992.

Daniel Senecal, CFA. Daniel Senecal is managing director, credit research at Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Mr. Senecal is the co-head of corporate credit research and is responsible for the energy and chemical industry sectors and the Latin American sovereign credit sector. Prior to joining Newfleet in 2011, Mr. Senecal was on the fixed income team at Goodwin Capital Advisers, a former affiliate of the Phoenix Companies Inc. which was a former parent company of Virtus. He began at Goodwin Capital in 1997 as a corporate credit research analyst, followed by several roles, including sector manager for investment grade corporate credit and sovereign credit. He was also the lead portfolio manager for the Phoenix High Yield Fund from 2003 until 2005 and the Phoenix Emerging Market Fund from 2004 to 2005. Earlier in his career, Mr. Senecal completed a formal credit training program at Shawmut National Bank where he was a credit research analyst and lender. He also worked at BankBoston as a corporate bond analyst. Mr. Senecal earned a B.A. in economics and English from Assumption College and an M.B.A. in finance from the University of Connecticut. He began his career in the investment industry in 1990.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2018, regarding any other accounts managed by the portfolio managers and portfolio management team members for the

Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
David L. Albrycht	Registered Investment Companies:	19	9,925	2	238
	Other Pooled Investment Vehicles:	2	0	0	0
	Other Accounts:	0	0	0	0
Benjamin Caron	Registered Investment Companies:	1	370	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
Kyle A. Jennings	Registered Investment Companies:	3	733	1	190
	Other Pooled Investment Vehicles:	1	354	0	0
	Other Accounts:	0	0	0	0
Daniel Senecal	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Potential Conflicts of Interests

Describe any material conflicts of interest that may arise in connection with a Portfolio Manager’s or Management Team Member’s management of the registrant’s investments and investments of other accounts. Include, for example, material conflicts between the investment strategy of the registrant and investment strategy of other accounts managed by the Portfolio Manager or Team Member and material conflicts in allocation of investment opportunities between the registrant and other accounts managed by the Portfolio Manager or Team Member.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps, Newfleet, and Kayne (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•

Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance. The Fund Chief Compliance Officer reports any “Whistle Blower” complaints involving the Funds to the Audit Committee(s) of the applicable Fund Board(s) on a quarterly basis. As both the Virtus and the Fund Procedures prohibit inappropriate retaliation against employees, there are no current plans to amend these Procedures.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2018, beneficial ownership of shares of the Fund by Messrs. Albrycht, Caron, Jennings and Senecal are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David L. Albrycht	$0
Benjamin Caron	$100,001 – 500,000
Kyle A. Jennings	$0
Daniel Senecal	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid from June 1, 2018 through November 30, 2018 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Global Multi-Sector Income Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/08/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/08/2019

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date	2/08/2019

*	Print the name and title of each signing officer under his or her signature.